Exhibit 99.1
News Release

Contact:
William L. Prater	Gary C. Bonds
Treasurer and Chief Financial Officer	Senior Vice President and Principal Accounting Officer
662/680-2000	662/680-2332
BancorpSouth Files Annual Report on Form 10-K for 2009
Revises Previously Reported Financial Condition and Results of Operation
TUPELO, Miss., March 15, 2010/PRNewswire-FirstCall via COMTEX/ — BancorpSouth, Inc. (NYSE: BXS) today announced the filing of its Annual Report on Form 10-K for the year ended December 31, 2009 with the Securities and Exchange Commission. As previously announced, the delay in filing the annual report resulted from management’s determination, in consultation with BancorpSouth’s independent registered public accounting firm and with the concurrence of the Audit Committee of the Board of Directors, that certain asset quality indicators, including the allowance for credit losses, and their impact on BancorpSouth’s financial statements for the fourth quarter and year ended December 31, 2009, should be further reviewed. As a result of this review, the Company’s previously announced results for the fourth quarter and year ended December 31, 2009 have been revised to reflect, among other things:
•	A $27.6 million increase in the provision for credit losses; a $4.5 million increase in foreclosed property expense, which included $3.8 million for a valuation allowance; a $2.3 million expense related to a specific litigation matter; and a reversal of interest income totaling $606,000 related to loans placed on non-accrual.

•	A $21.6 million, or $0.26 per diluted share, reduction in net income, producing a net loss of $2.1 million, or $0.03 per diluted share, for the fourth quarter of 2009 and net income of $82.7 million, or $0.99 per diluted share, for the full-year 2009.

•	Nonperforming loans and leases of $186.5 million, or 1.91 percent of net loans and leases at year end.

•	Annualized net charge-offs of 1.27 percent of average loans and leases for the fourth quarter of 2009 and 0.76 percent for full-year 2009.

•	An allowance for credit losses at year-end that was equal to 2.4 times net charge-offs for 2009 and 94 percent of non-performing loans and leases. The allowance for credit losses at year end was 1.80 percent of net loans and leases.

•	A ratio of shareholders’ equity to assets of 9.69 percent at the end of 2009 and tangible equity to assets of 7.63 percent. Year-end Tier 1 risk-based capital of 11.17 percent and total risk-based capital of 12.42 percent compared favorably with required minimum levels of 6 percent and 10 percent, respectively, to meet the definition of “well capitalized” under federal regulations.

BXS Announces Filing of Annual Report on Form 10-K for 2009

March 15, 2010
Aubrey Patterson, Chairman and Chief Executive Officer of BancorpSouth, commented, “BancorpSouth has completed an in-depth review of asset quality and adequacy of its allowance for credit losses. In February, it became necessary to determine whether certain additional provisions should be made in the fourth quarter of 2009. Working in conjunction with our independent auditors, we concluded that these matters should be included in the results of operations for the fourth quarter of 2009.
“The Company undertook a very thorough review of credit quality and adequacy of the allowance for credit losses, focusing especially on the real estate acquisition and development portfolio. As a result of this review, we determined that $27.6 million should be added to the provision as a result of rating downgrades and impairments.
“Given the deterioration in real estate values generally, we also determined that the Company should write down the net carrying value of other real estate owned by $4.5 million. This write-down included the establishment of a valuation reserve of $3.8 million for losses in other real estate owned. Another factor was the conclusion of a pending litigation matter in March 2010, which resulted in an additional litigation reserve of $2.3 million. The net effect of these and less significant individual adjustments resulted in essentially a break-even fourth quarter and annual earnings for 2009 of $82.7 million.
“To ensure an even stronger focus on credit quality in this difficult economic environment, the Company is currently taking steps to establish a centralized real estate risk management group which will add strength and direction to improved procedures for real estate appraisal processes, early identification and impairment of troubled credits, and generally tightened controls on all aspects of administration of this portfolio.
“As a result of our review, the allowance for credit losses was a 2.4 multiple of 2009 net charge-offs and 94 percent of non-performing loans at year end. I am confident that these enhanced reserves place the Company’s balance sheet in an extremely strong position.”
Conference Call
BancorpSouth will conduct a conference call to discuss the Company’s filing of its Annual Report on Form 10-K for 2009 tomorrow, March 16, 2010, at 8:00 a.m. (Central Time). Investors may listen via the Internet by accessing BancorpSouth’s website at http://www.bancorpsouth.com. Related presentation materials will be posted to the Company’s website prior to the call. A replay of the conference call will be available at BancorpSouth’s website for at least two weeks following the call.
Forward-Looking Statements
Certain statements contained in this news release may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,” “estimate,” “expect,” “may,” “might,” “will,” “would,” “could” or “intend.” These forward-looking statements

BXS Announces Filing of Annual Report on Form 10-K for 2009

March 15, 2010
include, without limitation, statements relating to asset quality, allowance and provision for credit losses, reserves, the establishment of a commercial real estate risk management group and the continuation of the economic downturn.
We caution you not to place undue reliance on the forward-looking statements contained in this news release in that actual results could differ materially from those indicated in such forward-looking statements because of a variety of factors. These factors may include, but are not limited to, changes in general business or economic conditions or government fiscal and monetary policies, volatility and disruption in national and international financial markets, fluctuations in prevailing interest rates and the ability of BancorpSouth to manage its assets and liabilities to limit exposure to changing interest rates, the ability of BancorpSouth to increase noninterest revenue and expand noninterest revenue business, the ability of BancorpSouth to maintain credit quality, changes in laws and regulations affecting financial service companies in general, the ability of BancorpSouth to compete with other financial services companies, the ability of BancorpSouth to provide and market competitive services and products, changes in BancorpSouth’s operating or expansion strategy, BancorpSouth’s business model, geographic concentration of BancorpSouth’s assets, the ability of BancorpSouth to manage its growth and effectively serve an expanding customer and market base, the ability of BancorpSouth to achieve profitable growth and increase shareholder value, the ability of BancorpSouth to attract, train and retain qualified personnel, the ability of BancorpSouth to identify, close and effectively integrate potential acquisitions, the ability of BancorpSouth to expand geographically and enter growing markets, changes in consumer preferences, other factors generally understood to affect the financial results of financial services companies, and other factors described from time to time in BancorpSouth’s filings with the Securities and Exchange Commission. We undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.
BancorpSouth, Inc. is a financial holding company headquartered in Tupelo, Mississippi, with $13.2 billion in assets. BancorpSouth Bank, a wholly-owned subsidiary of BancorpSouth, Inc., operates approximately 314 commercial banking, mortgage, insurance, trust and broker/dealer locations in Alabama, Arkansas, Florida, Louisiana, Mississippi, Missouri, Tennessee and Texas. BancorpSouth Bank also operates an insurance location in Illinois.

BancorpSouth, Inc.
Selected Financial Data

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	2008	2009	2008
	(Dollars in thousands, except per share amounts)
Earnings Summary:
Net interest revenue	$112,347	$111,321	$444,899	$440,836
Provision for credit losses	62,271	17,822	117,324	56,176
Noninterest revenue	64,505	40,085	275,276	245,607
Noninterest expense	123,361	111,728	490,017	455,913

Income (loss) before income taxes	(8,780)	21,856	112,834	174,354
Income tax provision	(6,634)	5,060	30,105	53,943

Net income (loss)	($2,146)	$16,796	$82,729	$120,411

Earning (loss) per share: Basic	($0.03)	$0.20	$0.99	$1.46

Diluted	($0.03)	$0.20	$0.99	$1.45

Balance sheet data at December 31:
Total assets			$13,167,867	$13,480,218
Total earning assets			11,939,776	12,210,439
Loans and leases, net of unearned income			9,775,136	9,691,277
Allowance for credit losses			176,043	132,793
Total deposits			10,677,702	9,711,872
Common shareholders’ equity			1,276,296	1,240,260
Book value per share			15.29	14.92

Average balance sheet data:
Total assets	$13,065,172	$13,279,593	$13,203,659	$13,200,801
Total earning assets	11,966,504	12,109,660	12,078,437	12,037,141
Loans and leases, net of unearned interest	9,750,989	9,604,142	9,734,580	9,429,963
Total deposits	10,448,617	9,598,321	10,155,730	9,803,999
Common shareholders’ equity	1,266,989	1,239,498	1,255,605	1,224,280

Non-performing assets at December 31:
Non-accrual loans and leases			$144,013	$28,168
Loans and leases 90+ days past due, still accruing			36,301	33,373
Restructured loans and leases, still accruing			6,161	2,472
Other real estate owned			59,265	46,317

Total non-performing assets			245,740	110,330

Net charge-offs as a percentage of average loans (annualized)	1.27%	0.57%	0.76%	0.40%

Performance ratios (annualized):
Return on average assets	(0.07%)	0.50%	0.63%	0.91%
Return on common equity	(0.67%)	5.39%	6.59%	9.84%
Total shareholders’ equity to total assets	9.69%	9.20%	9.69%	9.20%
Tangible shareholders’ equity to tangible assets	7.63%	7.15%	7.63%	7.15%
Net interest margin	3.81%	3.74%	3.77%	3.75%

Average shares outstanding — basic	83,399,113	83,096,799	83,295,461	82,589,400
Average shares outstanding — diluted	83,527,596	83,239,216	83,430,505	82,793,663
Cash dividends per share	$0.22	$0.22	$0.88	$0.87

Tier I capital	11.17%	10.79%	11.17%	10.79%
Total Capital	12.42%	12.04%	12.42%	12.04%
Tier I leverage capital	8.95%	8.65%	8.95%	8.65%

BancorpSouth, Inc.
Consolidated Balance Sheets
(Unaudited)

	Dec-09	Sep-09	Jun-09	Mar-09	Dec-08
	(Dollars in thousands)
Assets
Cash and due from banks	$222,741	$189,103	$236,327	$242,180	$291,055
Interest bearing deposits with other banks	15,704	43,067	28,836	34,230	13,542
Held-to-maturity securities, at amortized cost	1,032,822	1,180,716	1,204,618	1,330,810	1,333,521
Available-for-sale securities, at fair value	960,772	958,158	969,207	993,529	982,859
Federal funds sold and securities purchased under agreement to resell	75,000	75,000	—	—	—
Loans and leases	9,822,986	9,803,235	9,806,735	9,759,787	9,740,867
Less: Unearned income	47,850	45,291	45,335	46,964	49,590
Allowance for credit losses	176,043	144,791	138,747	134,632	132,793

Net loans and leases	9,599,093	9,613,153	9,622,653	9,578,191	9,558,484
Loans held for sale	80,343	80,053	94,736	168,769	189,242
Premises and equipment, net	343,877	346,931	348,661	348,734	351,204
Accrued interest receivable	68,651	74,589	71,349	77,503	79,183
Goodwill	270,097	270,097	270,097	269,062	268,966
Bank owned life insurance	187,770	189,043	185,822	184,026	182,272
Other assets	310,997	251,963	265,513	231,330	229,890

Total Assets	$13,167,867	13,271,873	13,297,819	13,458,364	13,480,218

Liabilities
Deposits:
Demand: Noninterest bearing	$1,901,663	1,769,432	1,773,418	1,820,807	1,735,130
Interest bearing	4,323,646	4,055,395	3,960,008	4,005,620	3,904,307
Savings	725,192	712,446	718,302	719,676	678,326
Other time	3,727,201	3,759,761	3,705,819	3,545,871	3,394,109

Total deposits	10,677,702	10,297,034	10,157,547	10,091,974	9,711,872
Federal funds purchased and securities sold under agreement to repurchase	539,870	816,374	755,609	1,256,649	1,205,366
Short-term Federal Home Loan Bank borrowings and other short-term borrowing	203,500	200,000	475,000	210,000	691,510
Accrued interest payable	19,588	24,243	24,084	22,841	20,755
Junior subordinated debt securities	160,312	160,312	160,312	160,312	160,312
Long-term Federal Home Loan Bank borrowings	112,771	286,281	286,292	286,302	286,312
Other liabilities	177,828	201,411	164,028	174,627	163,831

Total Liabilities	11,891,571	11,985,655	12,022,872	12,202,705	12,239,958
Shareholders’ Equity
Common stock	208,626	208,615	208,391	207,811	207,763
Capital surplus	222,547	222,135	220,859	216,138	215,255
Accumulated other comprehensive income (loss)	(8,409)	(18,568)	(25,162)	(23,620)	(26,896)
Retained earnings	853,532	874,036	870,859	855,330	844,138

Total Shareholders’ Equity	1,276,296	1,286,218	1,274,947	1,255,659	1,240,260

Total Liabilities & Shareholders’ Equity	$13,167,867	$13,271,873	$13,297,819	$13,458,364	$13,480,218

BancorpSouth, Inc.
Consolidated Condensed Statements of Income
(Dollars in thousands, except per share data)
(Unaudited)

	Quarter Ended					Year To Date
	Dec-09	Sep-09	Jun-09	Mar-09	Dec-08	Dec-09	Dec-08
INTEREST REVENUE:
Loans and leases	$129,086	$129,455	$129,263	$129,209	$139,099	$517,013	$589,965
Deposits with other banks	19	20	22	70	111	131	684
Federal funds sold and securities purchased under agreement to resell	43	27	3	1	3	74	288
Held-to-maturity securities:
Taxable	10,128	11,690	12,108	13,031	13,625	46,957	58,679
Tax-exempt	2,393	2,193	2,155	2,111	2,053	8,852	8,112
Available-for-sale securities:
Taxable	8,675	8,592	8,721	9,038	8,693	35,026	35,813
Tax-exempt	875	812	826	883	867	3,396	4,205
Loans held for sale	777	698	1,215	1,275	2,117	3,965	7,667

Total interest revenue	151,996	153,487	154,313	155,618	166,568	615,414	705,413

INTEREST EXPENSE:
Interest bearing demand	9,023	9,038	9,738	12,248	15,924	40,047	60,333
Savings	900	937	927	936	1,080	3,700	5,280
Other time	23,445	25,534	26,496	25,833	28,293	101,308	148,591
Federal funds purchased and securities sold under agreement to repurchase	305	331	421	572	2,175	1,629	14,999
FHLB borrowings	3,012	2,877	2,885	2,823	4,537	11,597	22,458
Junior subordinated debt	2,863	2,884	2,928	2,955	3,162	11,630	12,469
Other	101	150	(22)	375	76	604	447

Total interest expense	39,649	41,751	43,373	45,742	55,247	170,515	264,577

Net interest revenue	112,347	111,736	110,940	109,876	111,321	444,899	440,836
Provision for credit losses	62,271	22,514	17,594	14,945	17,822	117,324	56,176

Net interest revenue, after provision for credit losses	50,076	89,222	93,346	94,931	93,499	327,575	384,660

NONINTEREST REVENUE:
Mortgage lending	8,602	2,012	13,959	7,652	(12,174)	32,225	2,146
Credit card, debit card and merchant fees	7,883	8,902	9,111	8,348	8,409	34,244	33,743
Service charges	18,689	19,049	18,371	16,755	19,295	72,864	77,091
Trust income	3,014	2,435	2,040	2,209	2,328	9,698	9,330
Security gains (losses), net	(102)	—	42	5	(6,226)	(55)	(5,849)
Insurance commissions	17,583	20,134	20,575	22,645	18,752	80,937	86,661
Other	8,836	9,943	16,380	10,204	9,701	45,363	42,485

Total noninterest revenue	64,505	62,475	80,478	67,818	40,085	275,276	245,607

NONINTEREST EXPENSES:
Salaries and employee benefits	66,926	70,353	70,092	71,363	64,395	278,734	271,556
Occupancy, net of rental income	10,897	10,720	10,492	9,999	10,307	42,108	39,846
Equipment	5,578	5,853	5,855	6,222	6,319	23,508	25,211
Deposit insurance assessments	3,786	3,402	9,358	3,126	1,444	19,672	2,852
Other	36,174	32,344	28,209	29,268	29,263	125,995	116,448

Total noninterest expenses	123,361	122,672	124,006	119,978	111,728	490,017	455,913

Income (loss) before income taxes	(8,780)	29,025	49,818	42,771	21,856	112,834	174,354
Income tax expense (credit)	(6,634)	7,494	15,951	13,294	5,060	30,105	53,943

Net income (loss)	$(2,146)	$21,531	$33,867	$29,477	$16,796	$82,729	$120,411

Net income (loss) per share: Basic	$(0.03)	$0.26	$0.41	$0.35	$0.20	$0.99	$1.46

Diluted	$(0.03)	$0.26	$0.41	$0.35	$0.20	$0.99	$1.45

BancorpSouth, Inc.
Selected Loan Data
(Dollars in thousands)
(Unaudited)

	Quarter Ended
	Dec-09	Sep-09	Jun-09	Mar-09	Dec-08
LOAN AND LEASE PORTFOLIO:
Commercial and industrial	$1,466,569	$1,442,344	$1,441,718	$1,390,042	$1,417,499
Real estate
Consumer mortgages	2,017,067	2,046,433	2,054,666	2,037,439	2,096,568
Home equity	550,085	540,875	532,337	519,528	511,480
Agricultural	262,069	254,647	242,034	238,466	234,024
Commercial and industrial-owner occupied	1,449,554	1,432,859	1,394,852	1,455,422	1,465,027
Construction, acquisition and development	1,459,503	1,533,622	1,652,052	1,692,526	1,689,719
Commercial	1,806,766	1,770,066	1,719,044	1,660,211	1,568,956
Credit cards	108,086	103,208	101,844	98,450	93,650
All other	655,437	633,890	622,853	620,739	614,354

Total loans	$9,775,136	$9,757,944	$9,761,400	$9,712,823	$9,691,277

ALLOWANCE FOR CREDIT LOSSES:
Balance, beginning of period	$144,791	$138,746	$134,632	$132,793	$129,147

Loans and leases charged off:
Commercial and industrial	(3,404)	(3,913)	(1,070)	(1,147)	(1,003)
Real estate
Consumer mortgages	(2,298)	(2,669)	(4,877)	(4,073)	(3,582)
Home equity	(1,835)	(1,278)	(1,106)	(1,153)	(596)
Agricultural	(401)	(407)	(3)	(37)	(350)
Commercial and industrial-owner occupied	(753)	(1,795)	(649)	(836)	(511)
Construction, acquisition and development	(20,766)	(3,160)	(4,335)	(4,377)	(6,208)
Commercial	(568)	(2,135)	(321)	(560)	(611)
Credit cards	(1,118)	(1,204)	(1,290)	(1,158)	(953)
All other	(954)	(938)	(815)	(810)	(953)

Total loans charged off	(32,097)	(17,499)	(14,466)	(14,151)	(14,767)

Recoveries:
Commercial and industrial	194	320	68	179	279
Real estate
Consumer mortgages	209	132	263	220	174
Home equity	76	28	2	3	1
Agricultural	—	—	—	2	—
Commercial and industrial-owner occupied	10	31	248	8	54
Construction, acquisition and development	7	31	4	86	97
Commercial	25	108	—	56	23
Credit cards	216	123	140	138	99
All other	341	257	261	353	290

Total recoveries	1,078	1,030	986	1,045	1,017

Net charge-offs	(31,019)	(16,469)	(13,480)	(13,106)	(13,750)

Provision charged to operating expense	62,271	22,514	17,594	14,945	17,822
Other, net	—	—	—	—	(426)

Balance, end of period	$176,043	$144,791	$138,746	$134,632	$132,793

Average loans for period	$9,750,989	$9,750,159	$9,740,916	$9,695,475	$9,604,142

Ratios:
Net charge-offs to average loans (annualized)	1.27%	0.68%	0.55%	0.54%	0.57%

BancorpSouth, Inc.
Selected Loan Data
(Dollars in thousands)
(Unaudited)

	Quarter Ended
	Dec-09	Sep-09	Jun-09	Mar-09	Dec-08
NON-PERFORMING ASSETS
NON-PERFORMING LOANS AND LEASES:
Nonaccrual Loans and Leases Commercial and industrial	$4,852	$7,048	$7,364	$5,523	$7,378
Real estate
Consumer mortgages	20,731	12,433	9,946	8,398	4,599
Home equity	1,642	1,879	596	100	143
Agricultural	1,136	2,647	970	673	440
Commercial and industrial-owner occupied	7,039	5,044	2,631	4,153	1,768
Construction, acquisition and development	82,170	39,989	21,742	17,984	12,393
Commercial	23,209	12,228	1,023	925	432
Credit cards	1,044	850	816	939	952
All other	2,190	614	454	241	63

Total nonaccrual loans and leases	144,013	82,732	45,542	38,936	28,168

Loans and Leases 90+ Days Past Due, Still Accruing:
Commercial and industrial	1,797	1,062	1,919	1,489	715
Real estate
Consumer mortgages	9,905	14,189	9,961	7,110	13,371
Home equity	810	707	1,651	1,375	796
Agricultural	1,015	289	3,292	421	409
Commercial and industrial-owner occupied	4,511	1,342	4,253	2,982	2,761
Construction, acquisition and development	13,482	1,477	18,648	11,372	12,481
Commercial	2,558	305	2,351	1,021	1,013
Credit cards	355	373	476	391	463
All other	1,868	955	1,315	1,138	1,364

Total loans and leases 90+ past due, still accruing	36,301	20,699	43,866	27,299	33,373

Restructured Loans and Leases, Still Accruing	6,161	8,205	8,264	7,581	2,472

Total non-performing loans and leases	186,475	111,636	97,672	73,816	64,013

OTHER REAL ESTATE OWNED:	59,265	62,072	51,477	47,450	46,317

Total Non-performing Assets	$245,740	$173,708	$149,149	$121,266	$110,330

Credit Quality Ratios:
Provision for credit losses to average loans and leases (annualized)	2.55%	0.92%	0.72%	0.62%	0.74%
Allowance for credit losses to net loans and leases	1.80%	1.48%	1.42%	1.39%	1.37%
Allowance for credit losses to non-performing assets	71.64%	83.35%	93.03%	111.02%	120.36%
Allowance for credit losses to non-performing loans and leases	94.41%	129.70%	142.05%	182.39%	207.45%
Non-performing loans and leases to net loans and leases	1.91%	1.14%	1.00%	0.76%	0.66%
Non-performing assets to net loans and leases	2.51%	1.77%	1.53%	1.25%	1.14%

BancorpSouth, Inc.
Average Balances, Interest Income and Expense,
and Average Yields and Rates
(Dollars in thousands)
(Unaudited)

	Quarter Ended
	December 31, 2009
	Average		Yield/
(Taxable equivalent basis)	Balance	Interest	Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$9,821,066	$130,671	5.28%
Held-to-maturity securities:
Taxable	878,452	10,239	4.62%
Tax-exempt	209,242	3,682	6.98%
Available-for-sale securities:
Taxable	892,191	8,676	3.86%
Tax-exempt	72,902	1,344	7.31%
Short-term investments	92,651	61	0.26%

Total interest earning assets and revenue	11,966,504	154,673	5.13%
Other assets	1,267,510
Less: allowance for credit losses	(168,842)

Total	$13,065,172

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand — interest bearing	$4,155,330	$9,023	0.86%
Savings	717,630	900	0.50%
Other time	3,748,894	23,445	2.48%
Short-term borrowings	713,972	405	0.23%
Junior subordinated debt	160,312	2,865	7.09%
Long-term debt	303,301	3,011	3.94%

Total interest bearing liabilities and expense	9,799,439	39,649	1.61%
Demand deposits - noninterest bearing	1,826,763
Other liabilities	171,981

Total liabilities	11,798,183
Shareholders’ equity	1,266,989

Total	$13,065,172

Net interest revenue		$115,024

Net interest margin			3.81%
Net interest rate spread			3.52%
Interest bearing liabilities to interest earning assets			81.89%

Net interest tax equivalent adjustment		$2,677

BancorpSouth, Inc.
Average Balances, Interest Income and Expense,
and Average Yields and Rates
(Dollars in thousands)
(Unaudited)

	Quarter Ended
	September 30, 2009
	Average		Yield/
(Taxable equivalent basis)	Balance	Interest	Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$9,808,427	$130,957	5.30%
Held-to-maturity securities:
Taxable	998,773	11,799	4.69%
Tax-exempt	199,360	3,373	6.71%
Available-for-sale securities:
Taxable	889,278	8,591	3.83%
Tax-exempt	69,737	1,251	7.12%
Short-term investments	62,334	47	0.30%

Total interest earning assets and revenue	12,027,909	156,020	5.15%
Other assets	1,285,360
Less: allowance for credit losses	(146,212)

Total	$13,167,057

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand — interest bearing	$4,010,281	$9,038	0.89%
Savings	716,155	936	0.52%
Other time	3,726,754	25,535	2.72%
Short-term borrowings	1,071,144	544	0.20%
Junior subordinated debt	160,312	2,884	7.14%
Long-term debt	286,285	2,814	3.90%

Total interest bearing liabilities and expense	9,970,931	41,751	1.66%
Demand deposits - noninterest bearing	1,747,021
Other liabilities	184,006

Total liabilities	11,901,958
Shareholders’ equity	1,265,099

Total	$13,167,057

Net interest revenue		$114,269

Net interest margin			3.77%
Net interest rate spread			3.49%
Interest bearing liabilities to interest earning assets			82.90%

Net interest tax equivalent adjustment		$2,533

BancorpSouth, Inc.
Average Balances, Interest Income and Expense,
and Average Yields and Rates
(Dollars in thousands)
(Unaudited)

		Quarter Ended
	June 30, 2009
	Average		Yield/
(Taxable equivalent basis)	Balance	Interest	Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$9,896,890	$131,313	5.32%
Held-to-maturity securities:
Taxable	1,040,896	12,218	4.71%
Tax-exempt	186,473	3,316	7.13%
Available-for-sale securities:
Taxable	919,217	8,721	3.81%
Tax-exempt	69,960	1,270	7.28%
Short-term investments	21,727	25	0.47%

Total interest earning assets and revenue	12,135,163	156,863	5.18%
Other assets	1,270,193
Less: allowance for credit losses	(144,570)

Total	$13,260,786

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand — interest bearing	$3,948,759	$9,738	0.99%
Savings	719,281	928	0.52%
Other time	3,634,336	26,496	2.92%
Short-term borrowings	1,340,244	470	0.14%
Junior subordinated debt	160,312	2,928	7.33%
Long-term debt	286,294	2,813	3.94%

Total interest bearing liabilities and expense	10,089,226	43,373	1.72%
Demand deposits — noninterest bearing	1,756,861
Other liabilities	163,749

Total liabilities	12,009,836
Shareholders’ equity	1,250,950

Total	$13,260,786

Net interest revenue		$113,490

Net interest margin			3.75%
Net interest rate spread			3.46%
Interest bearing liabilities to interest earning assets			83.14%

Net interest tax equivalent adjustment		$2,550

BancorpSouth, Inc.
Average Balances, Interest Income and Expense,
and Average Yields and Rates
(Dollars in thousands)
(Unaudited)

		Quarter Ended
	March 31, 2009
	Average		Yield/
(Taxable equivalent basis)	Balance	Interest	Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$9,873,692	$131,339	5.39%
Held-to-maturity securities:
Taxable	1,146,772	13,141	4.65%
Tax-exempt	182,051	3,247	7.23%
Available-for-sale securities:
Taxable	891,699	9,038	4.11%
Tax-exempt	73,814	1,358	7.46%
Short-term investments	19,123	71	1.51%

Total interest earning assets and revenue	12,187,151	158,194	5.26%
Other assets	1,277,538
Less: allowance for credit losses	(139,811)

Total	$13,324,878

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand — interest bearing	$4,090,821	$12,248	1.21%
Savings	697,639	936	0.54%
Other time	3,419,180	25,833	3.06%
Short-term borrowings	1,588,229	959	0.24%
Junior subordinated debt	160,312	2,955	7.48%
Long-term debt	286,306	2,811	3.98%

Total interest bearing liabilities and expense	10,242,487	45,742	1.81%
Demand deposits - noninterest bearing	1,700,792
Other liabilities	142,628

Total liabilities	12,085,907
Shareholders’ equity	1,238,971

Total	$13,324,878

Net interest revenue		$112,452

Net interest margin			3.74%
Net interest rate spread			3.45%
Interest bearing liabilities to interest earning assets			84.04%

Net interest tax equivalent adjustment		$2,576

BancorpSouth, Inc.
Average Balances, Interest Income and Expense,
and Average Yields and Rates
(Dollars in thousands)
(Unaudited)

		Quarter Ended
	December 31, 2008
	Average		Yield/
(Taxable equivalent basis)	Balance	Interest	Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$9,773,683	$142,039	5.78%
Held-to-maturity securities:
Taxable	1,193,555	13,734	4.58%
Tax-exempt	180,695	3,159	6.96%
Available-for-sale securities:
Taxable	868,913	8,693	3.98%
Tax-exempt	73,476	1,335	7.23%
Short-term investments	19,338	114	2.34%

Total interest earning assets and revenue	12,109,660	169,074	5.55%
Other assets	1,304,386
Less: allowance for credit losses	(134,453)

Total	$13,279,593

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand — interest bearing	$3,811,782	$15,924	1.66%
Savings	684,068	1,080	0.63%
Other time	3,400,071	28,293	3.31%
Short-term borrowings	1,828,010	3,951	0.86%
Junior subordinated debt	160,312	3,161	7.84%
Long-term debt	287,990	2,838	3.92%

Total interest bearing liabilities and expense	10,172,233	55,247	2.16%
Demand deposits — noninterest bearing	1,702,400
Other liabilities	165,462

Total liabilities	12,040,095
Shareholders’ equity	1,239,498

Total	$13,279,593

Net interest revenue		$113,827

Net interest margin			3.74%
Net interest rate spread			3.39%
Interest bearing liabilities to interest earning assets			84.00%

Net interest tax equivalent adjustment		$2,506

BancorpSouth, Inc.
Reconciliation of Tangible assets and Tangible Shareholders’ Equity to
Total Assets and Total Shareholders’ Equity
(Dollars in thousands)
(Unaudited)

	December 31,
	2009	2008
Tangible Assets (a):
Total assets	$13,167,867	$13,480,218
Less: Goodwill	270,097	268,966
Identifiable intangible assets	23,533	28,165

Total tangible assets	$12,874,237	$13,183,087
Tangible Shareholders’ Equity(a):
Total shareholders’ equity	$1,276,296	$1,240,260
Less: Goodwill	270,097	268,966
Identifiable intangible assets	23,533	28,165

Total tangible shareholders’ equity	$982,666	$943,129
Tangible shareholders’ equity to tangible assets	7.63%	7.15%

(a)	BancorpSouth, Inc. utilizes tangible assets and tangible shareholders’ equity measures when evaluating the performance of the Company. Tangible shareholders’ equity is defined by the Company as total shareholders’ equity less goodwill and identifiable assets. Tangible assets are defined by the Company as total assets less goodwill and identifiable assets. The Company believes the ratio of tangible equity to tangible assets to be an important measure of financial strength of the Company.